Exhibit 99.2 WCI Communities Fourth Quarter and Full Year 2014 Earnings Conference Call February 25, 2015

Disclosure Statement
This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,”
“expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,”
or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning factors that could cause actual results to differ materially from those contained in the forward-
looking statements, please refer to “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on February 27, 2014 and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the
Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered and net debt to net capitalization. The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included below in the appendix to this presentation.
2

WCI Communities at a Glance
Lifestyle community developer and
luxury homebuilder throughout
Florida
Target move-up, second-home and
active adult customers
High average selling prices -
$452,000 on 2014 deliveries
High proportion of cash buyers –
58% on 2014 deliveries
Approximately 12,600 home sites
owned and controlled as of
December 31, 2014
Conservative balance sheet with
approximately $175 million of cash
Strong year over year growth across
key Homebuilding metrics
Complementary and value-add Real
Estate Services & Amenities
businesses
3
Buyer Profile with Low Reliance on Financing
Loan to Value Percentage – 2014 Deliveries
LTV 1-64%
14%
LTV 65-80%
23%
LTV >80%
5%
Cash
58%

WCI®
Your Best Address.

1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 (e)

49,112
50,251
63,005
67,579
60,082
64,633
54,009
62,080

Compelling Florida Real Estate Market
2014 Florida building permits – second
highest in the U.S. (1)
Permits still ~70% off peak
Permits less than two thirds of the
twenty year average
Single-family permit growth of 3.3%;
more than double the national rate
Florida is a leading growth state
Moved ahead of N.Y. to become 3
rd
most populous state in 2014
(1)
Job growth rate of 3.0%; higher than
national average of 2.1%
(2)
Business friendly tax climate
Southern Florida continues to be
ranked #1 market in the U.S.
(3)
Strong, stable resale market
(4)
Single-family closings up 8.1% in 2014
37
th
consecutive month median sales
prices increased year over year
4
(1) U.S. Census Bureau
(2) Florida Department of Economic Opportunity; January 23, 2015
(3) John Burns Real Estate Consulting, January 2015
(4) Florida Realtors ®
Florida Annual Permit Activity (1)
Florida Single-Family Resales – Quarterly Closed Sales (4)
0
50,000
100,000
150,000
200,000
250,000
300,000
Single-Family Multi-Family
20 Year Average
Q1 Q2 Q3 Q4
2013 2014
+2.3%
+14.9%
+7.6%
+7.3%

Fourth Quarter 2014 Highlights
Revenues from
homes delivered up
74.0% to $120.0
million
Deliveries up 57.6% to
238 homes
Average selling price
per delivered home of
$504,000, up 10.3%
New orders up 47.4%
to 171 homes
Increased active
selling neighborhood
count by 48.0%
5
19
50
81
202
79
122
141
151
117
143
146
238
Q1 Q2 Q3 Q4
Deliveries
2012 2013 2014
114
128
105
106
140
147
128
116
205
195
172
171
Q1 Q2 Q3 Q4
New Orders
2012 2013 2014

Fourth Quarter 2014 Highlights ($ in thousands)
Adjusted gross
margin from homes
delivered of 31.9%
Improved SG&A
leverage by 300
basis points
Adjusted EBITDA
of $25.6 million, up
117.5%
Income from
continuing
operations before
income taxes of
$20.9 million, up
117.9%
6
(1) Measured as a percentage of revenues from homes delivered
(2) Measured as a percentage of Homebuilding revenues
(3) Represents  income from continuing operations before income taxes
30.7%
4Q13 4Q14
Adjusted Gross Margin
+120
Basis
Points
15.3%
4Q13 4Q14
SG&A %
(2)
-300
Basis
Points
$9,574
4Q13 4Q14
Pre-tax Income
(3)
+ 117.9%
$11,770
4Q13 4Q14
Adjusted EBITDA
+ 117.5%
(1)
31.9%
12.3%
$20,864
$25,600

WCI®

Your Best Address.

2,117
2,010
1,915
2,660
2,678
2,746
2,175
2,252
2,445
2,118
2,088
2,305

$242
$237
$289
$255
$278
$307
$236
$276
$291
$249
$276
$300

$16,868
$16,429
$18,463
$21,806
$23,962
$26,499
$16,863
$20,524
$22,886
$17,533
$19,181
$22,734

Real Estate Services Quarterly Trend ($ in thousands)
7
4Q14 vs. 4Q13
Brokerage transactions up 10%
Brokerage ASP up 9%
Brokerage revenues up 19%
Gross margin of $681K, up
$710K
Q1 Q2 Q3 Q4
2012 2013 2014
Brokerage Transactions
Q1 Q2 Q3 Q4
Brokerage ASP
2012 2013 2014
Q1 Q2 Q3 Q4
Real Estate Services Revenues
2012 2013 2014

2014 Homebuilding Highlights
Deliveries up 30.6% to 644
homes
New Orders up 39.9% to 743
homes
Contract value of new orders up
44.7% to $351.9 million
Average selling price per new
order up 3.5% to $474,000
Backlog contract value up 42.8%
to $205.3 million
8
352 493 644
$326
$396
$433
$452
$300
$325
$350
$375
$400
$425
$450
$475
$500
-
100
200
300
400
500
600
700
2011 2012 2013 2014
Deliveries
Deliveries Deliveries ASP ($K)
71% Deliveries CAGR
154 255 293 392
$449
$447
$491
$300
$350
$400
$450
$500
$550
-
50
100
150
200
250
300
350
400
450
2011 2012 2013 2014
Backlog
Backlog Backlog ASP ($K)
$524
245 453 531 743
$391
$407
$458
$474
$300
$325
$350
$375
$400
$425
$450
$475
$500
-
100
200
300
400
500
600
700
800
2011 2012 2013 2014
New Orders
New Orders New Order ASP ($K)
45% Unit Order CAGR

Executing on the WCI Growth Strategy
Increasing revenues driven by Homebuilding and Real Estate Services
Continued gross margin strength
Improved SG&A leverage by 250 basis points
Income from continuing operations before taxes of $36.0 million, up 73.1%
Earnings per diluted share of $0.82
Growing Adjusted EBITDA
9
HB
$146.9
HB
$214.0
HB
$292.8
RES
$73.1
RES
$80.1
RES
$90.6
AM
$21.0
AM
$23.2
AM
$23.6
$241.0
$317.3
$407.0
2012 2013 2014
Revenues
($ in millions)
33.2%
32.0%
30.5%
2012 2013 2014
Adjusted GM % (1)
21.4%
16.0%
14.8%
0.5%
2.4%
1.2%
21.9%
18.5%
16.0%
2012 2013 2014
SG&A  % (2)
Non-Cash Incentive Comp
$17.4
$37.5
$49.3
2012 2013 2014
Adjusted EBITDA (3)
($ in millions)
(1) Represents adjusted gross margin from homes delivered
(2) Measured as a percentage of Homebuilding revenues; 2013 does not foot due to rounding
(3) Measured as a percentage of total revenues

Land Portfolio Positioned for Growth
High quality land positions in land
constrained markets
Closed on approximately 2,100
home sites in 2014; Optioned
additional 4,000 home sites
Land portfolio totals approximately
12,600 owned and controlled home
sites; up 48% from year end 2013
68% owned / 32% optioned
Experienced team with extensive
land entitlement and development
experience
Actively pursuing additional land
acquisition opportunities
throughout Florida
10
Owned and Controlled Home Sites – Year End Trending
6,502
7,831
8,613
360
676
4,006
6,862
8,507
12,619
2012 2013 2014
Owned Optioned

Selected Operating Results
11
$ in thousands, except per share amounts
2014 2013 Variance % 2014 2013 Variance %
Homebuilding revenues 121,491 $    68,962 $       76.2% 292,785 $    214,016 $    36.8%
Real estate services revenues 22,734          19,181          18.5% 90,582          80,096          13.1%
Amenities revenues 6,379            6,617            -3.6% 23,636          23,237          1.7%
Total revenues 150,604        94,760          58.9% 407,003        317,349        28.3%
Total gross margin 35,002          19,461          79.9% 82,541          65,324          26.4%
Income tax expense (benefit) 8,315            (125,624)      NM 14,652          (125,709)      NM
Net income attributable to common shareholders 12,639 $       135,198 $    NM 21,597 $       126,968 $    NM
Earnings per share - diluted 0.48 $           5.16 $           NM 0.82 $           5.86 $           NM
Weighted average number of shares outstanding - diluted 26,351          26,206          0.6% 26,292          21,680          21.3%
SG&A expenses as a percent of Homebuilding revenues 12.3% 15.3% -300 bps 16.0% 18.5% -250 bps
Adjusted gross margin percentage 31.9% 30.7% +120 bps 30.5% 32.0% -150 bps
Adjusted EBITDA 25,600 $       11,770 $       117.5% 49,340 $       37,494 $       31.6%
Homes delivered 238                151                57.6% 644                493                30.6%
Average selling price per home delivered 504 $            457 $            10.3% 452 $            433 $            4.4%
New orders 171                116                47.4% 743                531                39.9%
Average selling price per new order 428 $            516 $            -17.1% 474 $            458 $            3.5%
Backlog units 392                293                33.8%
Average selling price per backlog unit 524 $            491 $            6.7%
Three Months Ended December 31, Years Ended December  31,

Conservative Balance Sheet
Balance sheet positioned to
execute the growth strategy
Undrawn $75 million
revolving credit facility
Invested $156 million in 2014
on land and land
development
12
(1) Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8 million of borrowing capacity under a revolving credit facility with Stonegate Bank
(2) Debt to capital is computed by dividing the carrying value of our total debt, as reported on our consolidated balance sheets by total capital
(3) Net debt represents total debt excluding premium less cash and cash equivalents; net capitalization represents net debt plus total equity
$ in thousands
Cash & cash equivalents 174,756 $                       213,352 $
Real estate inventories 449,249                          280,293
Total debt 251,179                          200,000
Total equity 434,443                          409,864
Total capital 685,622                          609,864
Available liquidity
(1)
257,756                          296,352
Debt to capital
(2)
36.6% 32.8%
Net debt to net capitalization
(3)
14.8% NM
(Cash + inventory)  / total debt 2.48                                 2.47
December 31, 2014 December 31, 2013

Key Takeaways
Florida real estate market remains strong
Fully integrated Florida luxury homebuilder and
community developer
Executing the strategy
Focus on move-up, second-home and active adult
customer segments
Differentiate via extensive amenity offerings
Operational discipline
Positioned for continued growth
Growing new orders and deliveries
Increasing active selling neighborhood count
Growing revenues and Adjusted EBITDA
Complementary Real Estate Services and Amenities
businesses
Actively pursuing land acquisition opportunities
Conservative balance sheet with liquidity and flexibility
for growth
Experienced and talented team
13

Appendix

Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA, Adjusted EBITDA (both terms defined below) and net debt to net capitalization.
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered.  Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions.  We believe that adjusted gross margin from homes delivered is relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period.  This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable
GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable.  We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure,
Homebuilding gross margin, for the periods presented herein.
15
Three Months Ended December 31,
2014 2013 2014 2013
Homebuilding gross margin 36,054 $                 19,815 $                 82,994 $                 64,248 $
Less: gross margin from land and home sites 437 (6) 437 195
Gross margin from homes delivered 35,617 19,821 82,557 64,053
Add: capitalized interest in cost of sales 2,653 1,377 6,306 4,257
Adjusted gross margin from homes delivered 38,270 $                 21,198 $                 88,863 $                 68,310 $
Gross margin from homes delivered as a percentage
of revenues from homes delivered 29.7% 28.7% 28.3% 30.0%
Adjusted gross margin from homes delivered as a
percentage of revenues from homes delivered 31.9% 30.7% 30.5% 32.0%
Years Ended December 31,
($ in thousands)

Reconciliation of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income
(loss) from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to shareholders, investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business.  We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effects of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments).  Accordingly, we believe that this measure is useful for comparing general operating performance from period to period.  Other companies may define
Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.  Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business.  Adjusted
EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items.  Our EBITDA-based measures have limitations as analytical tools and, therefore, shareholders, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP.
Some such limitations are:
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by (used in)
operating activities as measures of liquidity.  Shareholders, investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our audited consolidated financial statements in Item 8 of the Annual Report on Form 10-K that we plan to file with the Securities and Exchange Commission on or before
February 27, 2015.
16
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest expense necessary to service our debt; and
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.

17
Reconciliation of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA (continued)
(1) Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
(2) Represents the Company’s income taxes from continuing operations as reported in its consolidated statements of operations.
(3) Represents a reduction in net income attributable to WCI Communities, Inc. pertaining to its preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid
$0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013.  All such shares of preferred stock, which were carried at a nominal value on our consolidated balance sheets, have been cancelled and retired.  In accordance with Accounting
Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been (i) characterized as a preferred stock dividend in the Company’s consolidated statements of operations during the year that the related transaction was completed and (ii) deducted from net income attributable to WCI Communities, Inc. to arrive at net income attributable to common shareholders of WCI Communities, Inc.
(4) Represents the Company’s other income, net as reported in its consolidated statements of operations.
(5) Represents expenses recorded in the Company’s consolidated statements of operations related to its stock-based and other non-cash long-term incentive compensation plans.
(6) Represents an impairment charge recorded in the Company’s consolidated statements of operations during the year ended December 31, 2014 in connection with the write-down to fair value of one of its Amenities assets.
2014 2013 2014 2013
Net income attributable to common
shareholders of WCI Communities, Inc. 12,639 $                135,198 $              21,597 $                126,968 $
Interest expense 264 739 1,140 2,537
Capitalized interest in cost of sales (1) 2,653 1,377 6,306 4,257
Income tax expense (benefit) (2) 8,315 (125,624) 14,652 (125,709)
Depreciation 717 568 2,627 2,081
EBITDA 24,588 12,258 46,322 10,134
Preferred stock dividends (3) - - - 19,680
Other income, net (4) (1,069) (1,393) (1,604) (2,642)
Stock-based and other non-cash long-term
incentive compensation expense (5) 881 905 3,422 5,217
Asset impairment (6) 1,200 - 1,200 -
Expenses related to early repayment of debt (7) - - - 5,105
Adjusted EBITDA 25,600 $                11,770 $                49,340 $                37,494 $
Adjusted EBITDA margin 17.0% 12.4% 12.1% 11.8%
Years Ended December 31, Three Months Ended December 31,
($ in thousands)
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss)
attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.
(7) Represents expenses related to early repayment of debt as reported in the Company’s consolidated statements of operations, consisting of $5.1 million of write-offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment of the entire outstanding principal amount of the Company’s Senior Secured Term Notes due 2017 in August 2013.

Reconciliation of Non-GAAP Financial Measures
18
(1)  Debt to capital is computed by dividing the carrying value of our Senior Notes due 2021, as reported on our consolidated balance sheets, by total capital as calculated above. The Senior Notes due 2021 were our only outstanding debt as of December 31, 2014 and 2013.
(2)  Net debt to net capitalization is computed by dividing net debt by net capitalization.
(3)  Net debt to net capitalization as of December 31, 2013 is not meaningful (“NM”) because our net debt was less than zero on such date.
Net Debt to Net Capitalization
2014 2013
Senior Notes due 2021 251,179 $                       200,000 $
Total equity 434,443 409,864
Total capital 685,622 $                       609,864 $
Debt to capital (1) 36.6% 32.8%
Senior Notes due 2021 251,179 $                       200,000 $
Less: unamortized premium 1,179 -
Principal amount of Senior Notes due 2021 250,000 200,000
Less: cash and cash equivalents 174,756 213,352
Net debt 75,244 (13,352)
Total equity 434,443 409,864
Net capitalization
509,687 $                       396,512 $
Net debt to net capitalization (2) 14.8% NM (3)
December 31,
($ in thousands)
The table below presents the computations of our net debt to net capitalization and reconciles such amounts to the most directly comparable
GAAP financial measure, debt to capital.
We believe that by deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position.  Furthermore, we believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we believe that a debt ratio net of cash, such as net debt to net capitalization, provides supplemental information by which our financial position may be considered.  Shareholders, investors and other interested parties may also find this information to be helpful when comparing our leverage to the leverage of our competitors that present similar information.
We believe that net debt to net capitalization provides useful information to shareholders, investors and other interested parties regarding our financial position and cash and debt management.  It is also a relevant financial measure for understanding the leverage employed in our operations and as an indicator of our ability to obtain future financing.